  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 30, 1996.
                                                          REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                ---------------

                            STORM TECHNOLOGY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                ---------------

             DELAWARE                               7372                       77-0432180
   (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL       (I.R.S. EMPLOYER
    INCORPORATION OR ORGANIZATION)       CODE CLASSIFICATION NUMBER)     IDENTIFICATION NO.)

                              521 ALMANOR AVENUE
                              SUNNYVALE, CA 94086
                                (408) 522-1200
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                ---------------

                               L. WILLIAM KRAUSE
                     CHIEF EXECUTIVE OFFICER AND PRESIDENT
                            STORM TECHNOLOGY, INC.
                              521 ALMANOR AVENUE
                          SUNNYVALE, CALIFORNIA 94086
                                (408) 522-1200
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                  INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                  COPIES TO:

       GREGORY M. GALLO, ESQ.                 LARRY W. SONSINI, ESQ.
      JAMES M. KOSHLAND, ESQ.                 ANN YVONNE WALKER, ESQ.
         JOHN M. FOGG, ESQ.                   JEFFREY A. HERBST, ESQ.
       KELLY L. CANADY, ESQ.                  MATTHEW B. SWARTZ, ESQ.
    GRAY CARY WARE & FREIDENRICH         WILSON SONSINI GOODRICH & ROSATI
     A PROFESSIONAL CORPORATION              PROFESSIONAL CORPORATION
        400 HAMILTON AVENUE                     650 PAGE MILL ROAD
    PALO ALTO, CALIFORNIA 94301             PALO ALTO, CALIFORNIA 94304

                                ---------------

  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-06911
                                                            ---------

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] ______________

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

======================================================================================================
                                                                             PROPOSED
                                                              PROPOSED       MAXIMUM
                                                AMOUNT        MAXIMUM       AGGREGATE      AMOUNT OF
          TITLE OF EACH CLASS OF                TO BE      OFFERING PRICE    OFFERING     REGISTRATION
        SECURITIES TO BE REGISTERED         REGISTERED(1)   PER SHARE(2)     PRICE(2)         FEE
------------------------------------------------------------------------------------------------------
 Common Stock ($.001 par value)............ 115,000 shares     $10.50       $1,207,500        $417
======================================================================================================

(1) Includes 412,500 shares issuable upon exercise of an option granted by the Company to the Underwriters to cover over-allotments, if any.
(2) Estimated solely for the purpose of computing the registration fee.

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

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

                              EXPLANATORY NOTE

     In accordance with General Instruction V to Form S-1 and Rule 462(b) promulgated under the Securities Act of 1933, as amended, incorporated by reference herein in its entirety is the Registration Statement on Form S-1 (File No. 33-06911) of Storm Technology, Inc. which was declared effective by the Securities and Exchange Commission on September 30, 1996.

EXHIBITS.

     The following exhibits are filed herewith:

EXHIBIT
NUMBER          DOCUMENT DESCRIPTION
_______         ____________________

 5.1 Opinion of Gray Cary Ware & Freidenrich, a professional corporation (see page II-4).
23.1            Consent of Price Waterhouse LLP independent accountants.
                (see page II-5).
23.2            Consent of Counsel (included in Exhibit 5.1).

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on September 30, 1996.


                                          By    /s/ Rick M. McConnell
                                             ----------------------------------
                                                    Rick M. McConnell
                                             Chief Financial Officer and Vice
                                                 President of Finance and
                                                 Administration (Principal
                                             Financial and Accounting Officer)

                              POWER OF SIGNATURES

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints L. William Krause and Rick M. McConnell, and each of them, their true and lawful attorneys and agents, with full power of substitution, each with power to act alone, to sign and execute on behalf of the undersigned any amendment or amendments (including post-effective amendments) to this Registration Statement pursuant to Rule 462(b) and to perform any acts necessary in order to file such amendments, and each of the undersigned does hereby ratify and confirm all that said attorneys and agents, or their or his substitutes, shall do or cause to be done by virtue hereof.

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on September 30, 1996 by the following persons in the capacities indicated.

             SIGNATURE                              TITLE
             ---------                              -----

    /s/ L. William Krause            Chief Executive Officer, President
--------------------------------     and Director (Principal Executive
        L. William Krause            Officer)



    /s/ Adriaan Ligtenberg           Chief Technical Officer, Vice
--------------------------------     President of Engineering and
        Adriaan Ligtenberg           Director



    /s/ Rick M. McConnell            Chief Financial Officer and Vice
--------------------------------     President of Finance and
        Rick M. McConnell            Administration (Principal Financial
                                     and Accounting Officer)


--------------------------------     Director
        Richard C. Alberding



    /s/ Mary Jane Elmore             Director
--------------------------------
        Mary Jane Elmore



     /s/ Raymond Liang               Director
--------------------------------
         Raymond Liang



   /s/ Andrew S. Rappaport           Director
--------------------------------
       Andrew S. Rappaport

                                     II-2